UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THIRD HARMONIC BIO, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THIRD HARMONIC BIO, INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET THIRD HARMONIC BIO, INC. 1700 MONTGOMERY STREET, SUITE 210 SAN FRANCISCO, CA 94111 V73049-P30920 You invested in THIRD HARMONIC BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2025 6:30 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/THRD2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Class III Directors For Nominees: 01) Thomas M. Soloway 02) David P. Bonita, M.D. 03) Geoff McDonough, M.D. 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2025. For 3. To approve the liquidation and dissolution of the company pursuant to the Dissolution and the Plan of Dissolution, which, if approved, will authorize the Board of Directors to liquidate and dissolve the company in accordance with the Dissolution and the Plan of Dissolution. For 4. To grant discretionary authority to our Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the liquidation and dissolution of the company pursuant to the Dissolution and the Plan of Dissolution. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73050-P30920 s the independent registered public accounting firm of the company for its fiscal year ending December 31, 2024. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V38501-P07464